                                   Exhibit 4.1

         COMMON STOCK                                     COMMON STOCK

    Number                                                          Shares

  C

INCORPORATED UNDER THE LAWS         [LOGO]      THIS CERTIFICATE IS TRANSFERABLE
 OF THE STATE OF DELAWARE                      IN CHICAGO, IL OR IN NEW YORK, NY


                                                        CUSIP 00760B 10 5

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                LIMITATIONS AND OTHER PROVISIONS

THIS CERTIFIES THAT


                                   SPECIMEN

IS THE OWNER

  FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF ONE CENT ($0.01)
                           EACH OF THE COMMON STOCK OF

                        AEGIS COMMUNICATIONS GROUP, INC.

transferable on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate, and the shares represented hereby, are issued under and shall be subject to all of the provisions of the Certificate of Incorporation of the corporation and any amendments thereto, copies of which are on file with the corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer agent and registered by the Registrar.

    IN WITNESS HEREOF, the said corporation has caused the facsimile signatures of its duly authorized officers to be hereunto affixed.

                                                             Dated:


                                            COUNTERSIGNED AND REGISTERED:
                                                HARRIS TRUST AND SAVINGS BANK


                                                BY

   SPECIMEN                            SPECIMEN
PRESIDENT, CEO                  SENIOR VICE PRESIDENT

                                    [LOGO]

    The Corporation will furnish to the record holder of this certificate without charge on written request to such corporation at its principal place of business a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which such corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common               UNIF GIFT MIN ACT -        Custodian
TEN ENT  -- as tenants by the entireties                          -----------------------------
JT TEN   -- as joint tenants with right of                        (Cust)                (Minor)
            survivorship and not as tenants                       under Uniform Gifts to Minors
            in common                                             Act
                                                                     --------------------------
                                                                               (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OR ASSIGNEE)

--------------------------------------------------------------------------------

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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -----------------------

                                       X
                                        ---------------------------------------
                                                      (SIGNATURE)
               NOTICE:
        THE SIGNATURE(S) TO
        THIS ASSIGNMENT MUST
        CORRESPOND WITH THE    ------>
        NAME(S) AS WRITTEN
        UPON THE FACE OF THE
        CERTIFICATE IN EVERY           X
        PARTICULAR WITHOUT              ---------------------------------------
        ALTERATION OR EN-                             (SIGNATURE)
        LARGEMENT OR ANY
        CHANGE WHATEVER


                                       -----------------------------------------
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED
                                       BY AN ELIGIBLE GUARANTOR INSTITUTION
                                       (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                       S.E.C. RULE 17Ad-15.
                                       -----------------------------------------

                                       SIGNATURE(S) GUARANTEED BY:








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